UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 23, 2005
Independence Community Bank Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-23229	11-3387931

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Montague Street, Brooklyn, New York	11201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (718) 722-5300
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On September 23, 2005, Independence Community Bank Corp. (“Independence”) issued $250,000,000 aggregate principal amount of its 4.90% Senior Notes due September 23, 2010 (the “Notes”) pursuant to the terms of an indenture dated September 23, 2005 between Independence and JPMorgan Chase Bank, N.A. For additional information regarding the Notes, see “Description Of The Notes,” at pages S-4 through S-6 in the Registrant’s Prospectus Supplement, dated September 16, 2005, and filed with the Commission pursuant to Rules 424(b) and 430A under the Securities Act of 1933, as amended, on September 20, 2005 (File No. 333-125865), which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
     (a) Not applicable.
     (b) Not applicable.
     (c) The exhibits listed below relate to Independence’s Registration Statement on Form S-3 (File No. 333-125865) (the “Registration Statement”) and are filed herewith for incorporation by reference in the Registration Statement. The following exhibits are included with this Report:

Exhibit No.	Description
4.3	Indenture for the Notes dated September 23, 2005 between Independence and JPMorgan Chase Bank, N.A.

4.5	Form of Global Note, 4.90% Senior Note due September 23, 2010

25.1	Form T-1 Statement of Eligibility to act as Trustee under the Indenture(1)

(1)	Included in Post-Effective Amendment No. 1 to the Registration Statement, as filed with the Commission on July 28, 2005 pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENCE COMMUNITY BANK CORP.

Date: September 26, 2005	By:	/s/ John K. Schnock
John K. Schnock
Senior Vice President, Secretary and Counsel